Exhibit 10.30(a)
June 11, 2014

Chicago Bridge & Iron Company N.V.
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, Texas 77380

Attention: Ronald A. Ballschmiede, Executive Vice President and Chief Financial Officer

Re:	$1,350,000,000 Senior Unsecured Credit Facility – Amendment to Credit Agreement
Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement (as amended hereby and otherwise as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of October 28, 2013 by and among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), Chicago Bridge & Iron Company (Delaware), a Delaware corporation (the “Initial Borrower”), certain Subsidiaries of the Company from time to time party thereto (each a “Designated Borrower” and, together with the Initial Borrower, the “Borrowers” and each a “Borrower”), the lenders from time to time party thereto (collectively, the “Lenders” and each individually, a “Lender”) and Bank of America, N.A., as the administrative agent (in such capacity, the “Administrative Agent”), in connection with a senior unsecured credit facility in an original aggregate principal amount of $1,350,000,000. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings as specified therefor in the Credit Agreement.

Pursuant to the last paragraph of Section 10.01 of the Credit Agreement, the Administrative Agent, the Company and the Borrowers may amend, modify or supplement the Credit Agreement, without any further consent of any other party thereto, to cure or correct administrative errors or omissions, any ambiguity, omission, defect or inconsistency or to effect administrative changes, and such amendment shall become effective subject to satisfaction of the terms and conditions set forth in such paragraph.

The Company and the Borrowers have requested that the Administrative Agent enter into this amendment letter (this “Amendment Letter”) in order to amend the initial paragraph of Article VII of the Credit Agreement for the purpose of curing any ambiguity with respect to the applicability of Section 7.01 to the Company. The Administrative Agent hereby agrees to amend the initial paragraph of Article VII of the Credit Agreement by replacing such paragraph in its entirety with the following:

“So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than contingent Obligations to the extent no claim giving rise thereto has been asserted), the Company shall not (excluding Sections 7.01 and 7.05 which, for the avoidance of doubt, shall not apply to the Company in any respect), nor shall it permit any Subsidiary to, directly or indirectly:”

Each party hereto acknowledges that the amendment set forth in this Amendment Letter is limited to the extent specifically set forth above and shall in no way serve to amend, or waive compliance with, any other terms, covenants or provisions of the Credit Agreement or any other Loan Document, or any obligations of the Company or any Borrower, other than as expressly set forth above.

The effectiveness of this Amendment Letter and the amendment provided herein is subject to the Administrative Agent having received original counterparts of this Amendment Letter, duly executed by the Company, the Borrowers and the Administrative Agent.
None of the terms or conditions of this Amendment Letter may be changed, modified, waived or canceled, except by writing signed by the parties hereto specifying such change, modification, waiver or cancellation. Except as specifically amended, modified or supplemented by this Amendment Letter, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

This Amendment Letter may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment Letter by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment Letter.
This Amendment Letter shall be governed by, and construed in accordance with, the laws of the State of New York.
[Signature pages follow]

If you are in agreement with the foregoing, please indicate acceptance of the terms hereof by signing the enclosed counterpart of this Amendment Letter and returning it to the Administrative Agent.
Sincerely,

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Bridgett J. Manduk
Name: Bridgett J. Manduk
Title: Vice President

Chicago Bridge & Iron Company N.V.
Amendment Letter
Signature Page

Accepted and agreed to as of the date first above written:

CHICAGO BRIDGE & IRON COMPANY N.V.,
as the Company

By: CHICAGO BRIDGE & IRON COMPANY B.V.,
its Managing Director

By: /s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Managing Director

CHICAGO BRIDGE & IRON COMPANY (Delaware),
as the Initial Borrower

By: /s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Director

CB&I INC., as a Designated Borrower

By: /s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Director

CB&I SERVICES, INC., as a Designated Borrower

By: /s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Director

CHICAGO BRIDGE & IRON COMPANY B.V.,
as a Designated Borrower

By: /s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Managing Director

Chicago Bridge & Iron Company N.V.
Amendment Letter
Signature Page

CHICAGO BRIDGE & IRON COMPANY,
as a Designated Borrower

By: /s/ Ronald A. Ballschmiede
Name: Ronald A. Ballschmiede
Title: Director

Chicago Bridge & Iron Company N.V.
Amendment Letter
Signature Page